UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2024, the Board of Directors (the “Board”) of Tradeweb Markets Inc. (the “Company”) appointed Ms. Lisa Opoku, age 52, as a Class III independent director, effective as of such date. Ms. Opoku will hold office until the annual meeting of stockholders to be held in 2025 and until her successor shall be elected and qualified or until her earlier death, resignation, retirement, disqualification or removal.

Ms. Opoku was designated to serve on the Board by Refinitiv Parent Limited (“Refinitiv”), our controlling stockholder, pursuant to Refinitiv’s director designation right as set forth in Section 2.1 of that certain Stockholders Agreement, dated as of April 8, 2019, by and among the Company and the stockholders named therein. Ms. Opoku does not have any family relationships with any director or executive officer of the Company and there are no transactions in which Ms. Opoku has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with her appointment to the Board, Ms. Opoku will be entitled to receive an annual cash retainer of $100,000 and an annual equity award of restricted stock units with a value of $150,000, prorated to reflect days of service and in accordance with the Company’s non-employee director compensation program.

Ms. Opoku was employed at Goldman Sachs, a multinational investment bank and financial services company, for 20 years, serving as Global Head of The Goldman Sachs Partner Family Office in the Asset and Wealth Management Division from February 2022 to October 2023, the Chief Operating Officer of the Engineering Division from May 2015 to February 2022, the Chief Operating Officer of the Asia Pacific Securities Division from June 2009 to May 2015 and the Chief Operating Officer of FICC Bank Loan Trading and Syndications Division from February 2003 to June 2009. Ms. Opoku currently serves on the board of directors of The University of Minnesota. She received a Bachelor of Arts degree, summa cum laude, from the University of Minnesota and a Juris Doctor from Harvard Law School. Ms. Opoku is qualified to serve on our Board due to her extensive experience across a range of financial markets and geographies and deep knowledge of the financial services industry.

The Company will enter into its standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (File No. 333-230115) and is incorporated herein by reference, with Ms. Opoku.

Item 7.01. Regulation FD Disclosure.

On March 12, 2024, the Company issued a press release announcing the appointment of Lisa Opoku. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (File No. 333-230115)).
99.1	Press Release of Tradeweb Markets Inc., dated March 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: March 12, 2024	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel